Restructuring Plan	9 Months Ended
Sep. 30, 2020
Restructuring and Related Activities [Abstract]
Restructuring Plan

Note 12. Restructuring Plan

On June 2, 2020, the Company announced a restructuring plan to reduce operating expenses as part of a cost realignment program to focus on profitable growth (the "Plan"). The Plan’s cost-cutting measures included workforce reductions affecting approximately 10% of employees, as well as other cost-mitigation measures.

The Company recorded $5.2 million and $3.6 million of employee-related charges and other related charges, respectively, during the second quarter of 2020. During the third quarter the Company recorded an additional $0.3 million of employee-related charges with respect to the Plan.

As of September 30, 2020, an amount of $4.5 million was paid out the total employee-related charges recorded. The remaining amount is expected to be paid by during the fourth quarter.